UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021 (October 29, 2021)

Lottery.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20808 State Hwy 71 W, Unit B

Spicewood, Texas 78669

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 592-2451

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A is filed as amendment no. 1 (this “Amendment”) to the Current Report on Form 8-K filed on November 4, 2021 (the “Original Form 8-K”) by Lottery.com Inc. (formerly known as Trident Acquisitions Corp., “TDAC”), a Delaware corporation (the “Company”) in accordance with the guidance set forth under Topic 12 of the Division of Corporation Finance Financial Reporting Manual so that there is no lapse in periodic reporting for the quarter ended September 30, 2021.

            As previously reported in the Original Form 8-K, on October 29, 2021, the Company completed the previously announced business combination (the “Closing”) contemplated by the business combination agreement, dated as of February 21, 2021 (the “Business Combination Agreement”), by and among Company, Trident Merger Sub II Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), and AutoLotto, Inc. (“AutoLotto”).

            Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into AutoLotto with AutoLotto surviving the merger as a wholly owned subsidiary of TDAC, which was renamed “Lottery.com Inc.” in connection with the Closing (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including AutoLotto and its subsidiaries, after the Closing, and “TDAC” refers to the registrant prior to the Closing.

            The Original Form 8-K incorporated by reference, among other items, the financial statements of AutoLotto as of and for the fiscal years ended December 31, 2020 and 2019, and as of and for the three and six months ended June 30, 2021 and 2020 from the Definitive Proxy Statement/Prospectus filed by TDAC with the Securities and Exchange Commission on October 18, 2021 (the “Proxy Statement”).

            The Original Form 8-K is amended by this Amendment to provide (i) the unaudited financial statements of AutoLotto as of and for the three and nine months ended September 30, 2021 and 2020, (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of AutoLotto for the three and nine months ended September 31, 2021 and 2020, and (iii) the unaudited pro forma condensed combined financial information of TDAC and AutoLotto as of and for the nine months ended September 30, 2021, each of which are included under Item 9.01 hereto, in accordance with the rules and regulations of the Securities and Exchange Commission, as well as the additional corresponding information for the relevant fiscal period. This Amendment does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Form 8-K.

Item 2.01 Completion of Acquisition of Assets.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of AutoLotto for the three and nine months ended September 30, 2021 and September 30, 2020 is included in this Amendment as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

The unaudited financial statements of AutoLotto as of and for the three and nine months ended September 30, 2021 and 2020 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of TDAC and AutoLotto as of and for the nine months ended September 30, 2021 is set forth in Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of February 21, 2021, by and among Trident Acquisitions Corp., Trident Merger Sub II Corp., and AutoLotto, Inc. (incorporated by reference to Exhibit 2.1 of Trident Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on February 23, 2021).
3.1	Second Amended and Restated Certificate of Incorporation of Lottery.com Inc.
3.2	Amended and Restated Bylaws of Lottery.com Inc.
4.1	Warrant Agreement, dated as of May 29, 2018, between TDAC and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of TDAC’s Current Report on Form 8-K (File No. 001-38508), filed with the SEC on June 4, 2018).
10.1	Letter Agreement among Trident Acquisitions Corp., Trident Acquisitions Corp.’s officers, directors and stockholders (incorporated by reference to Exhibit 10.2 to Amendment No. 2 to the Registration Statement on Form S-1/A (File No. 333-223655) filed with the SEC on May 21, 2018).
10.2	Stock Escrow Agreement between Trident Acquisitions Corp., Continental Stock Transfer & Trust Company and the initial stockholders of Trident Acquisitions Corp (incorporated by reference to Exhibit 10.4 of TDAC’s Current Report on Form 8-K (File No. 001-38508), filed with the SEC on June 4, 2018).
10.3	Employment Agreement, dated as of February 21, 2021, by and between Lawrence Anthony DiMatteo III and AutoLotto, Inc.
10.4	Employment Agreement, dated as of February 21, 2021, by and between Matthew Clemenson and AutoLotto, Inc.
10.5	Employment Agreement, dated as of February 21, 2021, by and between Ryan Dickinson and AutoLotto, Inc.
10.6	Form of Indemnification Agreement.
10.7	Lottery.com 2021 Incentive Plan (incorporated by reference to Exhibit 10.7 of Trident Acquisitions Corp.’s Registration Statement on Form S-4 (Reg. No. 333-257734), filed with the SEC on October 5, 2021).
10.8	AutoLotto, Inc. 2015 Stock Option/Stock Issuance Plan.
10.9	Form of Restricted Stock Award Agreement under the AutoLotto, Inc. 2015 Stock Option/Stock Issuance Plan.
10.10	Services Agreement, dated as of March 10, 2020, by and between AutoLotto, Inc. and Master Goblin Games LLC (incorporated by reference to Exhibit 10.8 of Trident Acquisitions Corp.’s Registration Statement on Form S-4 (Reg. No. 333-257734), filed with the SEC on October 5, 2021).
10.11	Amendment No. 1 to Services Agreement, dated as of June 28, 2021, by and between AutoLotto, Inc. and Master Goblin Games LLC (incorporated by reference to Exhibit 10.9 of Trident Acquisitions Corp.’s Registration Statement on Form S-4 (Reg. No. 333-257734), filed with the SEC on October 5, 2021).
10.12	Investor Rights Agreement, dated as of October 29, 2021, by and among Lottery.com Inc., AutoLotto, Inc. and the security holders party thereto.
10.13	Initial Stockholder Forfeiture Agreement, dated as of October 29, 2021, by and among Lottery.com Inc., AutoLotto, Inc. and the security holders party thereto.
21.1	List of Subsidiaries of Lottery.com Inc.
99.1*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of AutoLotto, Inc. for the three and nine months ended September 30, 2021 and 2020.
99.2*	Unaudited financial statements of AutoLotto, Inc. as of and for the three and nine months ended September 30, 2021 and 2020.
99.3*	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2021.
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOTTERY.COM INC.

	By:	/s/ Kathryn Lever
Dated: November 15, 2021		Name:	Kathryn Lever
		Title:	Chief Legal Officer

3